Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period July 1, 2014 through September 30, 20142

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of September 30, 2014	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ian T. Blackley	October 31, 2014
Ian T. Blackley	Date

Senior Vice President and Chief Financial Officer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of July 1, 2014.
[2]	The Bankruptcy Court confirmed the Debtors’ joint plan of reorganization (D.I. 3701, the “Equity Plan”) by order entered on July 18, 2014 (the “Confirmation Order”). On August 5, 2014 (the “Effective Date”), the Equity Plan became effective and OSG emerged from bankruptcy. The reports provided in Appendix B and C include the pre-confirmation period from July 1, 2014 through July 17, 2014 as well as the post-confirmation period from July 18, 2014 through September 30, 2014.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing as of July 1, 2014

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing as of July 1, 2014

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing as of July 1, 2014

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing as of July 1, 2014

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing as of July 1, 2014

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

1.

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix B

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period from July 1, 2014 through September 30, 2014

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period July 1, 2014 through September 30, 2014

(in thousands of dollars)

Beginning Cash Balance	644,905

Cash Receipts:
Vessel Related Receipts	230,079
Debt & Equity Offering	2,703,133
Sale of Debtors' Assets	8,397
Other Receipts[1]	31,850
Total Receipts	2,973,459

Cash Disbursements:
Claim Distributions	2,913,591
Vessel Related Disbursements	170,385
General and Administrative:
Compensation & Benefits	27,672
Other General & Administrative	17,908
Taxes	2,986
Restructuring Costs and Loan Repayments	50,285
U.S. Trustee Fees	781
Other Disbursements	6,708
Total Disbursements	3,190,316

Ending Cash Balance[2]	428,048

1 Other Receipts includes items such as distributions from joint ventures, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes reserves established by management for the purposes of settling claims that remain disputed and other bankruptcy related costs, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Schedule of Disbursements by Legal Entity

For the Period from July 1, 2014 through September 30, 2014

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

Appendix C

Overseas Shipholding Group, Inc., et. al.

Schedule of Disbursements by Legal Entity

For the Period July 1, 2014 through September 30, 2014

Filing Entity	Case No.	Disbursements under the Plan	Bankruptcy Professionals	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$2,264,406,826	$3,954,491	$24,902,277	$2,293,263,594
OSG International, Inc.	12-20001	341,301,201	9,834,470	3,544,795	354,680,466
OSG Bulk Ships, Inc.	12-20002	1,403,240	7,572,382	3,978,796	12,954,417
1372 Tanker Corporation	12-20003	-	75,035	4,376,360	4,451,395
Africa Tanker Corporation	12-20004	-	271,120	-	271,120
Alcesmar Limited	12-20005	-	25,472	590,642	616,114
Alcmar Limited	12-20006	-	27,922	509,708	537,630
Alpha Suezmax Corporation	12-20007	13,976,146	27,251	-	14,003,397
Alpha Tanker Corporation	12-20008	-	391	-	391
Amalia Product Corporation	12-20009	-	35,747	474,892	510,639
Ambermar Product Carrier Corporation	12-20010	-	24,380	896,331	920,711
Ambermar Tanker Corporation	12-20011	-	2,646	-	2,646
Andromar Limited	12-20012	-	35,992	406,359	442,351
Antigmar Limited	12-20013	-	37,426	825,352	862,779
Aqua Tanker Corporation	12-20014	-	5,876	-	5,876
Aquarius Tanker Corporation	12-20015	2,514,336	23,311	427	2,538,074
Ariadmar Limited	12-20016	-	27,108	1,340,916	1,368,025
Aspro Tanker Corporation	12-20017	-	1,617	-	1,617
Atalmar Limited	12-20018	-	23,164	1,608,250	1,631,414
Athens Product Tanker Corporation	12-20019	-	44,713	641,451	686,164
Atlas Chartering Corporation	12-20020	4,695,449	26,957	-	4,722,406
Aurora Shipping Corporation	12-20021	-	31,306	1,572,003	1,603,308
Avila Tanker Corporation	12-20022	-	1,313	-	1,313
Batangas Tanker Corporation	12-20023	-	92,309	984,037	1,076,346
Beta Aframax Corporation	12-20024	32,406,342	28,637	-	32,434,979
Brooklyn Product Tanker Corporation	12-20025	-	37,839	-	37,839
Cabo Hellas Limited	12-20026	-	32,622	614,942	647,564
Cabo Sounion Limited	12-20027	-	33,501	688,852	722,353
Caribbean Tanker Corporation	12-20028	-	32,999	1,756,641	1,789,640
Carina Tanker Corporation	12-20029	4,400,283	24,432	1,271	4,425,986
Carl Product Corporation	12-20030	-	34,327	451,835	486,162
Concept Tanker Corporation	12-20031	2,925,818	12,148	808,395	3,746,361
Crown Tanker Corporation	12-20032	-	577	-	577
Delphina Tanker Corporation	12-20033	-	-	-	-
Delta Aframax Corporation	12-20034	-	42,382	925,028	967,410
DHT Ania Aframax Corp.	12-20035	206,788	2,617	-	209,405
DHT Ann VLCC Corp.	12-20036	399,126	31,767	-	430,893
DHT Cathy Aframax Corp.	12-20037	46,306	16,652	-	62,958
DHT Chris VLCC Corp.	12-20038	350,782	26,828	-	377,609
DHT Rebecca Aframax Corp.	12-20039	350,220	1,847	-	352,068
DHT Regal Unity VLCC Corp.	12-20040	223,809	15,063	-	238,872
DHT Sophie Aframax Corp.	12-20041	-	11,221	-	11,221
Dignity Chartering Corporation	12-20042	33,823,311	35,395	-	33,858,706
Edindun Shipping Corporation	12-20043	-	-	-	-
Eighth Aframax Tanker Corporation	12-20044	-	33,493	1,407,704	1,441,197
Epsilon Aframax Corporation	12-20045	-	42,455	2,647,263	2,689,718
First Chemical Carrier Corporation	12-20046	-	7,307	-	7,307
First LPG Tanker Corporation	12-20047	-	6,723	-	6,723
First Union Tanker Corporation	12-20048	-	28,812	601,187	629,999
Fourth Aframax Tanker Corporation	12-20049	-	61,724	23,970	85,694
Front President Inc.	12-20050	-	127,711	1,663,911	1,791,622
Goldmar Limited	12-20051	-	52,817	778,893	831,710
GPC Aframax Corporation	12-20052	21,790,752	27,206	12,831	21,830,789
Grace Chartering Corporation	12-20053	943,714	9,382	-	953,096
International Seaways, Inc.	12-20054	-	36,896	4,665,465	4,702,361
Jademar Limited	12-20055	-	51,078	526,177	577,255
Joyce Car Carrier Corporation	12-20056	-	16,334	-	16,334
Juneau Tanker Corporation	12-20057	-	15,678	-	15,678
Kimolos Tanker Corporation	12-20058	14,424,769	28,927	1,177,565	15,631,262

Appendix C

Overseas Shipholding Group, Inc., et. al.

Schedule of Disbursements by Legal Entity

For the Period July 1, 2014 through September 30, 2014

Filing Entity	Case No.	Disbursements under the Plan	Bankruptcy Professionals	Ordinary Course Payments	Total Payments
Kythnos Chartering Corporation	12-20059	-	36,643	1,457,988	1,494,631
Leo Tanker Corporation	12-20060	2,598,835	23,808	-	2,622,643
Leyte Product Tanker Corporation	12-20061	-	58,045	388,366	446,410
Limar Charter Corporation	12-20062	5,518,485	35,222	474	5,554,180
Luxmar Product Tanker Corporation	12-20063	-	34,590	1,219,973	1,254,563
Luxmar Tanker LLC	12-20064	-	76,964	-	76,964
Majestic Tankers Corporation	12-20065	-	22,302	568,976	591,278
Maple Tanker Corporation	12-20066	-	197,522	1,704,498	1,902,020
Maremar Product Tanker Corporation	12-20067	-	8,944	6,394	15,338
Maremar Tanker LLC	12-20068	-	73,704	20,991	94,695
Marilyn Vessel Corporation	12-20069	-	471	-	471
Maritrans General Partner Inc.	12-20070	-	-	-	-
Maritrans Operating Company L.P.	12-20071	17,647	46,132	-	63,779
Milos Product Tanker Corporation	12-20072	-	45,356	2,304,884	2,350,240
Mindanao Tanker Corporation	12-20073	-	61,281	11,766,178	11,827,460
Mykonos Tanker LLC	12-20074	-	88,733	1,902,915	1,991,648
Nedimar Charter Corporation	12-20075	6,251,172	21,634	-	6,272,806
Oak Tanker Corporation	12-20076	-	113,333	2,028,864	2,142,196
Ocean Bulk Ships, Inc.	12-20077	-	13	-	13
Oceania Tanker Corporation	12-20078	-	70,508	131,250	201,758
OSG 192 LLC	12-20079	-	30,672	67,802	98,474
OSG 209 LLC	12-20080	-	35,157	1,766,381	1,801,538
OSG 214 LLC	12-20081	-	28,139	230,696	258,835
OSG 215 Corporation	12-20082	-	122	-	122
OSG 242 LLC	12-20083	-	46,832	126,005	172,837
OSG 243 LLC	12-20084	-	56,192	83,105	139,297
OSG 244 LLC	12-20085	-	33,177	83,258	116,435
OSG 252 LLC	12-20086	-	28,822	1,335,054	1,363,876
OSG 254 LLC	12-20087	-	55,372	161,167	216,540
OSG 300 LLC	12-20088	-	41	-	41
OSG 400 LLC	12-20089	-	14,578	-	14,578
OSG America L.P.	12-20090	-	68	-	68
OSG America LLC	12-20091	-	395	-	395
OSG America Operating Company LLC	12-20092	318,718	2,477,177	1,591	2,797,486
OSG Car Carriers, Inc.	12-20093	-	11,868	-	11,868
OSG Clean Products International, Inc.	12-20094	-	49	-	49
OSG Columbia LLC	12-20095	-	11,377	473,587	484,964
OSG Constitution LLC	12-20096	-	2,793	-	2,793
OSG Courageous LLC	12-20097	-	26,379	528,313	554,692
OSG Delaware Bay Lightering LLC	12-20098	-	573,781	5,813,340	6,387,121
OSG Discovery LLC	12-20099	-	1,342	-	1,342
OSG Endeavor LLC	12-20100	-	244	-	244
OSG Endurance LLC	12-20101	-	25,321	465,190	490,510
OSG Enterprise LLC	12-20102	-	10,186	413,383	423,569
OSG Financial Corp.	12-20103	-	10,027	-	10,027
OSG Freedom LLC	12-20104	-	2,519	-	2,519
OSG Honour LLC	12-20105	-	9,910	1,964,260	1,974,170
OSG Independence LLC	12-20106	-	15,171	405,307	420,478
OSG Intrepid LLC	12-20107	-	7,645	424,083	431,728
OSG Liberty LLC	12-20108	-	10,032	-	10,032
OSG Lightering LLC	12-20109	203,079	526,434	7,887,196	8,616,709
OSG Lightering Acquisition Corporation	12-20110	-	1,977	-	1,977
OSG Lightering Solutions LLC	12-20111	-	2,620	-	2,620
OSG Mariner LLC	12-20112	-	244	-	244
OSG Maritrans Parent LLC	12-20113	-	193,214	-	193,214
OSG Navigator LLC	12-20114	-	7,023	1,324,086	1,331,109
OSG New York, Inc.	12-20115	321,972	33,227	-	355,199
OSG Product Tankers AVTC, LLC	12-20116	-	49	-	49
OSG Product Tankers Member LLC	12-20117	-	-	-	-

Appendix C

Overseas Shipholding Group, Inc., et. al.

Schedule of Disbursements by Legal Entity

For the Period July 1, 2014 through September 30, 2014

Filing Entity	Case No.	Disbursements under the Plan	Bankruptcy Professionals	Ordinary Course Payments	Total Payments
OSG Product Tankers II, LLC	12-20118	-	7	-	7
OSG Product Tankers I, LLC	12-20119	-	4	-	4
OSG Product Tankers, LLC	12-20120	-	13	-	13
OSG Quest LLC	12-20121	-	153	-	153
OSG Seafarer LLC	12-20122	-	678	-	678
OSG Ship Management, Inc.	12-20123	11,507,800	570,354	16,788,884	28,867,038
OSG Valour LLC	12-20124	-	1,107	-	1,107
Overseas Allegiance Corporation	12-20125	-	2	-	2
Overseas Anacortes LLC	12-20126	-	44,442	2,734,362	2,778,803
Overseas Boston LLC	12-20127	-	41,795	2,675,736	2,717,531
Overseas Diligence LLC	12-20128	-	395	-	395
Overseas Galena Bay LLC	12-20129	-	2,631	-	2,631
Overseas Houston LLC	12-20130	-	40,208	2,453,088	2,493,296
Overseas Integrity LLC	12-20131	-	1,058	-	1,058
Overseas Long Beach LLC	12-20132	-	39,755	2,554,868	2,594,623
Overseas Los Angeles LLC	12-20133	-	69,161	3,790,271	3,859,432
Overseas Martinez LLC	12-20134	-	29,314	3,929,207	3,958,521
Overseas New Orleans LLC	12-20135	-	2,179	-	2,179
Overseas New York LLC	12-20136	-	43,736	2,269,320	2,313,056
Overseas Nikiski LLC	12-20137	-	40,295	2,833,061	2,873,356
Overseas Perseverance Corporation	12-20138	-	376	-	376
Overseas Philadelphia LLC	12-20139	-	898	555	1,453
Overseas Puget Sound LLC	12-20140	-	8,461	-	8,461
Overseas Sea Swift Corporation	12-20141	-	8	-	8
Overseas Shipping (GR) Ltd.	12-20142	-	574,677	-	574,677
Overseas ST Holding LLC	12-20143	-	473,535	4,872,420	5,345,955
Overseas Tampa LLC	12-20144	-	25,735	9,040,473	9,066,208
Overseas Texas City LLC	12-20145	-	-	2,308,402	2,308,402
Pearlmar Limited	12-20146	-	50,106	444,129	494,234
Petromar Limited	12-20147	-	-	990,513	990,513
Pisces Tanker Corporation	12-20148	6,242,495	26,077	349	6,268,921
Polaris Tanker Corporation	12-20149	5,972,093	-	143	5,972,236
Queens Product Tanker Corporation	12-20150	-	61,129	-	61,129
Reymar Limited	12-20151	-	-	730,066	730,066
Rich Tanker Corporation	12-20152	3,184,818	21,737	1,566,217	4,772,772
Rimar Chartering Corporation	12-20153	11,229,683	-	-	11,229,683
Rosalyn Tanker Corporation	12-20154	-	36,225	621,197	657,421
Rosemar Limited	12-20155	-	-	504,911	504,911
Rubymar Limited	12-20156	-	44,770	16,931	61,701
Sakura Transport Corp.	12-20157	-	34,223	509,585	543,808
Samar Product Tanker Corporation	12-20158	-	48,355	327,916	376,271
Santorini Tanker LLC	12-20159	-	89,082	2,011,159	2,100,241
Serifos Tanker Corporation	12-20160	15,403,119	17,958	1,272,803	16,693,880
Seventh Aframax Tanker Corporation	12-20161	-	35,896	1,877,101	1,912,997
Shirley Tanker SRL	12-20162	11,731	58,326	609,259	679,316
Sifnos Tanker Corporation	12-20163	14,068,739	19,537	949,008	15,037,283
Silvermar Limited	12-20164	-	28,369	506,445	534,814
Sixth Aframax Tanker Corporation	12-20165	-	19,423	939,566	958,988
Skopelos Product Tanker Corporation	12-20166	-	36,891	1,660,904	1,697,795
Star Chartering Corporation	12-20167	-	9,242	932,400	941,642
Suezmax International Agencies, Inc.	12-20168	-	53,160	2,331	55,491
Talara Chartering Corporation	12-20169	37,415,470	36,015	-	37,451,485
Third United Shipping Corporation	12-20170	-	51,970	-	51,970
Tokyo Transport Corp.	12-20171	-	38,275	487,962	526,238
Transbulk Carriers, Inc.	12-20172	-	247	-	247
Troy Chartering Corporation	12-20173	38,615,636	57,639	-	38,673,275
Troy Product Corporation	12-20174	-	57,894	-	57,894
Urban Tanker Corporation	12-20175	5,226,177	24,945	856,393	6,107,514

Appendix C

Overseas Shipholding Group, Inc., et. al.

Schedule of Disbursements by Legal Entity

For the Period July 1, 2014 through September 30, 2014

Filing Entity	Case No.	Disbursements under the Plan	Bankruptcy Professionals	Ordinary Course Payments	Total Payments
Vega Tanker Corporation	12-20176	-	3,567	-	3,567
View Tanker Corporation	12-20177	4,225,163	13,083	969,973	5,208,220
Vivian Tankships Corporation	12-20178	-	30,625	-	30,625
Vulpecula Chartering Corporation	12-20179	4,669,000	27,413	-	4,696,413
Wind Aframax Tanker Corporation	12-20180	-	25	-	25

		$2,913,591,051	$31,518,359	$187,497,981	$3,132,607,392

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix D

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheet

As of September 30, 2014

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report

July 1, 2014 through September 30, 2014

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